SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 12, 2010


             SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware		000-6658          04-2217279
_______________	_____________	__________________
(State or other   (Commission       (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                     70 Orville Drive
                  Bohemia, New York 11716
_____________________________________________
   (Address of principal executive offices)


                       (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                       Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2010, Registrant's subsidiary, Altamira Instruments, Inc.("Altamira") entered into an Employment Agreement with Mr. Brookman March, President and Director of Sales and Marketing of Altamira, replacing the agreement dated October 30, 2008. The principal changes effected by the new agreement are to extend the employment term to June 30, 2012 at his current salary of $121,900 through November 30, 2010 and $128,000 per annum thereafter. Bonuses, if any, are payable at the sole and absolute discretion of the Board of Directors for each of the twelve month periods ending November 30, 2010 and 2011 and for the seven month period ending June 30, 2012 giving recognition to the value of his services and the operating results of Altamira.




ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits


Exhibit No.		Exhibit
___________		_______
10A-1             Copy of Employment Agreement between Altamira
                  Instruments, Inc. and Brookman P. March dated as of October 1, 2010.


                       SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SCIENTIFIC INDUSTRIES, INC.
                            (Registrant)


Date:	October 12, 2010
                            By: /s/ Helena R. Santos
                            ________________________
                            Helena R. Santos,
                            President and Chief Executive
                            Officer